News Release

6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Vice President, Investor Relations

(301) 581-5717

Coventry Health Care Reports Record Second Quarter Earnings of $0.84 per Diluted Share

Increases 2006 Diluted EPS Guidance Range to $3.44 to $3.50

Bethesda, Maryland (July 28, 2006) — Coventry Health Care, Inc. (NYSE: CVH) today reported operating results for the quarter ended June 30, 2006. Operating revenues totaled $1.94 billion for the quarter with net earnings of $135.5 million, or $0.84 per diluted share. GAAP treatment for the Medicare Part D products results in a disproportionate loss early in the calendar year and a disproportionate gain later in the year. This quarter includes a GAAP loss of ($0.01) per diluted share related to Medicare Part D.

“We continue to be pleased with the results from our diverse businesses, including Medicare Part D,” said Dale B. Wolf, chief executive officer of Coventry. “The strong cash flow from our businesses allows us to make investments to fuel future Company growth and to provide shareholder value through deployment of capital.”

Second Quarter Highlights

•	Revenues up 17.7% over the prior year quarter
•	Consolidated operating margin of 10.6%
•	Medicare Part D membership of 663,000
•

GAAP cash flows from operations of $170.8 million or 126% of net income in the quarter, with year-to-date cash flows from operations of $661.4 million or 258% of net income. To provide further detail regarding the timing of Medicare-related payments, a cash flow reconciliation is presented on page 8.

•	Share repurchase of 2.0 million shares during the quarter with a total of 4.6 million shares repurchased year-to-date.

Operating Highlights

•

Health Plan Membership. As of June 30, 2006, Coventry had total health plan membership of 2.54 million members. This represented an increase of 75,000 members over the prior year quarter driven by growth in commercial membership and a decrease of 8,000 members from the prior quarter driven primarily by losses in Medicaid membership resulting from the Missouri eligibility recertification process impacting the Company in 2005 and the first half of 2006.

•

Health Plan Insured Commercial Trends. Commercial premium yields showed a favorable price-to-cost spread in the second quarter. Reported commercial yields rose to $258.43 PMPM (per member per month) in the quarter, an increase of 5.9% over the prior year quarter. Reported commercial medical expense was $199.43 PMPM in the quarter, an increase of 2.2% over the prior year quarter.

•

Health Plan Medical Loss Ratio (MLR). Health Plan MLR was 78.6%, a 150 basis point improvement over the prior year quarter. Commercial MLR of 77.2% improved 280 basis points, Medicare MLR of 79.5% increased 140 basis points, and Medicaid MLR of 86.0% increased 370 basis points from the prior year quarter.

•	Selling, General & Administrative (SG&A) Expenses. Consolidated SG&A expenses were 17.1% of operating revenues for the quarter, a decrease of 70 basis points over the prior year quarter.

•

Stand-Alone Medicare Part D(1). As of June 30, 2006, Coventry had enrolled 663,000 members in Medicare Part D. Total Part D revenue for the quarter was $174.7 million, including $5.7 million of CMS risk-sharing revenue and ($21.9) million of revenue ceded to insurance company distribution partners. Premium yield, excluding CMS risk-sharing revenue and ceded revenue, was $104.09 PMPM. Total Part D MLR was 93.6% for the quarter.

•

Balance Sheet. Health plan Net Premium Accounts Receivable of $91.2 million represent 5.3 days of sales outstanding (DSO). Health plan Days in Claims Payable (DCP) for the quarter were 53.8, down 1.4 days from the prior quarter of 55.2 and down 0.9 days from the prior year quarter.

(1)	Represents the Medicare Part D Prescription Drug Plan and excludes the health plan Medicare Advantage business.

Consolidated Guidance Details

Q3 2006 Guidance

•	Total revenues of $1.90 billion to $1.95 billion
•	Earnings per share (EPS) on a diluted basis of $0.90 to $0.92

2006 Full Year Guidance

•	Health plan membership growth toward the low end of the previously disclosed range of 1.0% to 3.0%
•	Risk revenues of $6.8 billion to $6.9 billion
•	Management services revenues of $900.0 million to $925.0 million
•	Consolidated revenues of $7.70 billion to $7.825 billion
•	Consolidated medical loss ratio (MLR%) of 79.7% to 80.0%
•	Consolidated selling, general, and administrative expenses (SG&A) of $1.30 billion to $1.33 billion
•	Depreciation and amortization expense of $109.0 million to $114.0 million
•	Investment income of $90.0 million to $93.0 million
•	Interest expense of $51.0 million to $54.0 million
•	Tax rate of 37.5% to 38.0%
•	Diluted share count of 162.0 million to 162.75 million shares
•	Earnings per share (EPS) on a diluted basis of $3.44 to $3.50

Mr. Wolf will host a conference call at 8:30 a.m. ET on Friday, July 28, 2006. To listen to the call, dial toll-free at (877) 502-9274 or, for international callers, (913) 981-5584. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.cvty.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission (SEC). A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 3786842.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties, including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2005 and Coventry’s Form 10-Q for the quarter ended March 31, 2006. Coventry undertakes an obligation to update or revise any forward-looking statements.

Coventry Health Care is a national managed health care company based in Bethesda, Maryland operating health plans, insurance companies, network rental/managed care and workers’ compensation services companies. Coventry provides a full range of risk and fee-based managed care products and services, including HMO, PPO, POS, Medicare Advantage, Medicare Prescription Drug Plans, Medicaid, Workers’ Compensation services and Network Rental to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators in all 50 states as well as the District of Columbia and Puerto Rico. More information is available on the Internet at www.cvty.com.

COVENTRY HEALTH CARE, INC.

HEALTH PLAN MEMBERSHIP

(Amounts in thousands)

	June 30,	March 31,	June 30,
	2006	2006	2005

Health Plan Membership By Market
Delaware	145	134	103
Georgia	88	84	68
Illinois	101	100	87
Iowa	69	69	65
Kansas City	217	212	211
Louisiana	55	59	74
Michigan	59	60	63
Nebraska	64	63	47
North Carolina	125	126	130
Pennsylvania	706	716	723
St. Louis	445	447	451
Utah	214	214	194
Virginia	177	181	171
West Virginia	78	86	81
Total Health Plans	2,543	2,551	2,468

Membership By Product:

Fully-Insured
Commercial	1,473	1,474	1,430
Medicare	80	80	74
Medicaid	379	385	405
Total Fully Insured	1,932	1,939	1,909

Administrative Services Only	611	612	559

Total Health Plan Membership	2,543	2,551	2,468
Stand-Alone Medicare Part D Membership	663	529	-

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Operating revenues:
Managed care premiums	$ 1,721,137	$ 1,410,549	$ 3,437,459	$ 2,811,920
Management services	223,772	242,408	446,167	406,237
Total operating revenues	1,944,909	1,652,957	3,883,626	3,218,157

Operating expenses:
Medical costs	1,376,396	1,128,682	2,777,450	2,247,831
Selling, general, administrative	333,290	294,885	661,518	546,622
Depreciation and amortization	28,635	21,933	55,350	37,773
Total operating expenses	1,738,321	1,445,500	3,494,318	2,832,226

Operating earnings	206,588	207,457	389,308	385,931
Operating earnings percentage of total revenues	10.6%	12.6%	10.0%	12.0%

Interest expense	13,248	19,673	26,165	32,581
Other income, net	24,082	18,584	47,076	32,541

Earnings before income taxes	217,422	206,368	410,219	385,891

Provision for income taxes	81,968	76,872	153,785	143,744
Net earnings	$ 135,454	$ 129,496	$ 256,434	$ 242,147

Net earnings per share, basic	$ 0.86	$ 0.81	$ 1.61	$ 1.56
Net earnings per share, diluted	$ 0.84	$ 0.79	$ 1.58	$ 1.52

Weighted average shares outstanding, basic	158,383	159,422	159,202	155,299
Weighted average shares outstanding, diluted	161,342	163,315	162,338	159,154

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	June 30,	March 31,	December 31,
	2006	2006	2005
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$904,004	$670,017	$391,646
Short-term investments	399,142	572,146	545,615
Accounts receivable, net	200,029	209,793	228,028
Other receivables, net	179,665	103,841	76,462
Deferred income taxes	53,283	55,755	57,666
Other current assets	23,308	32,304	26,285
Total current assets	1,759,431	1,643,856	1,325,702

Long-term investments	1,094,703	1,112,100	1,125,632
Property and equipment, net	325,799	336,304	351,427
Goodwill	1,628,784	1,629,301	1,612,390
Other intangible assets, net	406,237	415,003	419,352
Other long-term assets	69,789	117,617	60,669
Total assets	$5,284,743	$5,254,181	$4,895,172

Liabilities and Stockholders’ Equity

Current liabilities:
Medical liabilities	$1,050,349	$1,000,290	$752,774
Accounts payable and accrued liabilities	374,530	421,957	442,785
Deferred revenue	206,738	215,553	64,668
Current portion of long-term debt	10,000	10,000	10,000
Total current liabilities	1,641,617	1,647,800	1,270,227

Long-term debt	750,500	760,500	760,500
Other long-term liabilities	302,773	305,539	309,742
Total liabilities	2,694,890	2,713,839	2,340,469

Stockholders’ equity	2,589,853	2,540,342	2,554,703

Total liabilities and stockholders’ equity	$5,284,743	$5,254,181	$4,895,172

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(unaudited)

	Quarter Ended	Six Months Ended
	June 30, 2006	June 30, 2006

Cash flows from operating activities:
Net earnings	$135,454	$256,434
Adjustments to earnings:
Depreciation and amortization	28,635	55,350
Amortization of stock compensation	13,759	25,883
Amortization of deferred financing costs	432	864
Changes in assets and liabilities:
Accounts receivable, net	9,764	30,403
Medical liabilities	50,059	297,575
Accounts payable and accrued liabilities	(38,355)	(39,629)
Deferred revenue	(8,815)	142,070
Other operating activities	(20,084)	(107,531)
Net cash flows from operating activities	170,849	661,419

Cash flows from investing activities:
Capital expenditures, net	(13,360)	(40,120)
Proceeds from sales and maturities of investments, net of purchases	188,372	171,051
Payments for acquisitions, net of cash acquired	(5,736)	(31,674)
Net cash flows from investing activities	169,276	99,257

Cash flows from financing activities:
Proceeds from issuance of stock	8,687	13,851
Payments for repurchase of stock	(114,529)	(268,634)
Excess tax benefit from stock compensation	9,704	16,465
Payments for retirement of debt	(10,000)	(10,000)
Net cash flows from financing activities	(106,138)	(248,318)

Net change in cash and cash equivalents for current period	233,987	512,358
Cash and cash equivalents at beginning of period	670,017	391,646
Cash and cash equivalents at end of period	$904,004	$904,004

Cash and Investments:
Cash and cash equivalents	$904,004	$904,004
Short-term investments	399,142	399,142
Long-term investments	1,094,703	1,094,703
Total cash and investments	$2,397,849	$2,397,849

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE THREE MONTHS ENDED JUNE 30, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$71,456	$99,393	$170,849
GAAP cash flows as a percentage of net earnings	N/A	72%	126%

Add:
April CMS premium payment received in Q1	$45,249	$59,474	$104,723
April reinsurance payment	$28,457	$4,502	$32,959
April low-income subsidy payment	$30,527	$779	$31,306
Less:
July CMS premium payment received in Q2	($54,338)	($62,779)	($117,117)
July reinsurance payment	($35,792)	($4,503)	($40,295)
July low-income subsidy payment	($35,198)	($851)	($36,049)

Adjusted operating cash flows	$50,361(1)	$96,015	$146,376

Net earnings	($1,776)	$137,230	$135,454

Adjusted operating cash flows as a percentage of net earnings	N/A	70%	108%

(1)	Stand-alone Medicare Part D adjusted operating cash flows include $77.5 million in reinsurance payments received for April through June, net of claims paid subject to reinsurance.

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
Net cash flows from operating activities	$256,756	$404,663	$661,419
GAAP cash flows as a percentage of net earnings	N/A	151%	258%

Less:
July CMS premium payment received in Q2	($54,338)	($62,779)	($117,117)
July reinsurance payment	($35,792)	($4,503)	($40,295)
July low-income subsidy payment	($35,198)	($851)	($36,049)

Adjusted operating cash flows	$131,428(1)	$336,530	$467,958

Net earnings	($11,544)	$267,978	$256,434

Adjusted operating cash flows as a percentage of net earnings	N/A	126%	182%

(1)	Stand-alone Medicare Part D adjusted operating cash flows include $149.4 million in reinsurance payments received for January through June, net of claims paid subject to reinsurance.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

HEALTH PLAN & MEDICARE PART D

(Unaudited)

HEALTH PLANS	Q2 2006	Q1 2006	Total 2005	Q4 2005	Q3 2005	Q2 2005	Q1 2005	Total 2004

Revenue PMPM
Commercial	$ 258.43	$ 255.96	$ 246.46	$ 251.80	$ 247.60	$ 244.14	$ 242.10	$ 226.59
Medicare	$ 854.85	$ 836.00	$ 765.58	$ 766.90	$ 761.90	$ 764.94	$ 768.60	$ 695.96
Medicaid	$ 165.53	$ 163.16	$ 157.52	$ 159.14	$ 157.10	$ 156.43	$ 157.46	$ 145.23
Management Fees	$ 16.88	$ 16.72	$ 17.60	$ 15.66	$ 18.52	$ 18.59	$ 17.71	$ 17.10

Medical PMPM
Commercial	$ 199.43	$ 201.83	$ 193.37	$ 194.87	$ 192.64	$ 195.23	$ 190.71	$ 179.21
Medicare	$ 679.77	$ 684.29	$ 614.55	$ 605.33	$ 624.03	$ 597.27	$ 631.85	$ 579.92
Medicaid	$ 142.30	$ 136.81	$ 133.32	$ 139.07	$ 134.38	$ 128.67	$ 131.33	$ 126.88

MLR %
Commercial	77.2%	78.9%	78.5%	77.4%	77.8%	80.0%	78.8%	79.1%
Medicare	79.5%	81.9%	80.3%	78.9%	81.9%	78.1%	82.2%	83.3%
Medicaid	86.0%	83.9%	84.6%	87.4%	85.5%	82.3%	83.4%	87.4%
Total	78.6%	79.9%	79.5%	78.8%	79.3%	80.1%	79.8%	80.5%

SGA % of revenues	11.5%	11.3%	11.4%	12.5%	11.0%	10.8%	11.2%	11.5%
SGA PMPM	$ 23.64	$ 22.88	$ 22.22	$ 24.69	$ 21.42	$ 21.03	$ 21.68	$ 20.81

Claims Statistics
Claims Inventory	138,158	148,441		137,413	133,888	139,700	139,462	149,263
Inventory Days on Hand	1.7	1.8		1.6	1.6	1.6	1.4	1.6
Total Medical Liabilities (000’s)	$709,437	$742,247		$700,066	$686,981	$674,116	$668,132	$660,475
Days in Claims Payable	53.84	55.17		55.58	56.04	54.74	54.03	55.80

Member Growth
Same Store	(8,000)	5,000	37,000	39,000	39,000	19,000	(60,000)	64,000
Acquisition	-	-	-	-	-	-	-	62,000

MEDICARE PART D

Membership	663,000	529,000
Revenue PMPM (1)	$104.09	$100.36
MLR %	93.6%	98.0%

(1) Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to insurance company distribution partners.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

FIRST HEALTH & CONSOLIDATED COVENTRY

(Unaudited)

Q2 2006		Q1 2006	Total 2005	Q4 2005	Q3 2005	Q2 2005	Q1 2005(2)	Total 2004

FIRST HEALTH

Membership
National Accounts								n/a
On-going accounts	481,000	498,000		669,000	671,000	729,000	733,000
Run-out (1)	138,000	170,000		90,000	90,000	64,000	73,000
Total National Accounts	619,000	668,000		759,000	761,000	793,000	806,000
Mail Handlers	419,000	424,000		462,000	468,000	474,000	483,000	n/a

Revenues By Product Line (000s)
National Accounts	$ 29,898	$ 32,808	$141,283	$ 35,429	$ 37,588	$ 41,671	$ 26,595	n/a
FEHBP	50,509	53,420	204,678	55,827	60,337	58,219	30,295	n/a
Network Rental	32,098	31,897	89,442	22,376	24,643	24,587	17,836	n/a
Group Health Subtotal	112,505	118,125	435,403	113,632	122,568	124,477	74,726	n/a
Medicaid / Public Sector	47,974	43,727	183,197	56,290	49,742	46,439	30,727	n/a
Workers’ Compensation	54,536	51,425	193,714	52,953	50,694	53,651	36,416	n/a
Specialty Business Subtotal	102,510	95,152	376,911	109,243	100,436	100,090	67,143	n/a
Total First Health Revenues	$215,015	$213,277	$812,314	$222,875	$223,004	$224,567	$141,869	n/a

SGA % of revenues	64.7%	63.2%	64.9%	65.2%	65.7%	63.5%	65.3%	n/a

CONSOLIDATED COVENTRY

Operating income % of revenues	10.6%	9.4%	12.0%	11.4%	12.5%	12.6%	11.4%	9.4%

SGA % of revenues	17.1%	16.9%	17.9%	19.3%	18.2%	17.8%	16.1%	11.5%

Total Debt (millions)	$ 760.5	$ 770.5		$ 770.5	$ 770.5	$ 888.0	$ 1,028.0	$ 170.5

Total Capital	$ 3,350.4	$ 3,310.8		$ 3,325.2	$ 3,191.7	$ 3,159.0	$ 3,151.3	$ 1,382.9

Debt to capital	22.7%	23.3%		23.2%	24.1%	28.1%	32.6%	12.3%

(1)	Company is still providing services to terminated customers.
(2)	Q1 2005 includes First Health results of operations for the period from when the transaction closed on January 28, 2005.